UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 15, 2005

INTER-TEL, INCORPORATED

(Exact Name of Registrant as specified in charter)

Commission File Number 0-10211

Arizona (State or other jurisdiction of incorporation)	86-0220994 I.R.S. Employer Identification Number

1615 S. 52nd Street Tempe, Arizona (Address of principal executive offices)	85281 (Zip Code)

Registrant’s telephone number, including area code: (480) 449-8900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On February 16, 2005, Inter-Tel, Incorporated (the “Company”) issued a press release announcing changes to the Company’s executive management structure. These appointments were made pursuant to a meeting of the Company’s board of directors on February 15, 2005.

     The press release is hereby filed as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

The following Exhibit is filed as part of this report:

Exhibit 99.1	Press release dated February 16, 2005 announcing changes to the Company’s executive management structure.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTER-TEL, INCORPORATED
Dated: February 16, 2005	By:	/s/ Kurt R. Kneip
Kurt R. Kneip
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number
99.1	Press release dated February 16, 2005 announcing changes to the Company’s executive management structure.